SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  F O R M  8 - K

                            C U R R E N T  R E P O R T

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)             January 9, 1998
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                         World Omni Dealer Funding, Inc.
             (Exact name of registrant as specified in its charter)


Florida                        0-25118                           65-0296366
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(State or other jurisdiction  (Commission File Number)           IRS Employer
  of incorporation)                                           Identification No.


120 N.W. 12th Avenue                Deerfield Beach, FL             33442

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(Address of principal executive offices)


Registrant's telephone number, including area code            (954)429-2200
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           (Former name or former address, if changed since last year)

Item 5:  Other Events
See Attached Certificate

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                WORLD OMNI DEALER FUNDING, INC.
                                                     (Registrant)


Date: January 9, 1998                         BY:  /s/Alan Browdy
                                                -----------------------------
                                                 Alan Browdy
                                                 Vice President
                                                 World Omni Financial Corp.
                                                 (Duly Authorized Officer of
                                                 the Servicer on behalf of
                                                 the Trust)